Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TechPrecision Corporation (the “Company”) on Form 10-Q for the three months ended June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James S. Molinaro, the Chief Executive Officer, and I, Richard F. Fitzgerald, the Chief Financial Officer of the Company, do hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2010	/s/ James S. Molinaro
James S. Molinaro
Chief Executive Officer

Dated: August 13, 2010	/s/Richard F. Fitzgerald
Richard F. Fitzgerald
Chief Financial Officer